UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2007

KENT INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20726	20-4888864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Pennbrook Road
P.O. Box 97
Far Hills, New Jersey	07931
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 766-7222

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 7, 2007, Bryan P. Healey was elected a Director of the Company.  Mr. Healey, a certified public accountant, has been Vice-President, Secretary and Chief Financial Officer of the Company since May 2006.  Mr. Healey has also been Vice-President, Secretary and Chief Financial Officer of Kent Financial Services, Inc. since May 2006.  Since July 2006, Mr. Healey has been a registered representative of T. R. Winston & Company, LLC.  From September 1995 to April 2006, Mr. Healey was with Bowman & Company, L.L.P., the largest CPA firm in Southern New Jersey, in various positions including audit manager from July 2001 to April 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent International Holdings, Inc.

November 7, 2007	By:	/s/ Bryan P. Healey
Name: Bryan P. Healey
Title: Chief Financial Officer